EXHIBIT 10.8



                               SUBLEASE AGREEMENT



     SUBLEASE AGREEMENT (this "Sublease"), dated as of the 1st day of February 1, 2004, by and between Pr0HEALTH CORP, New York corporation with offices at 2800 Marcus Avenue, Lake Success, New York 11042 ("Sublessor") and Critical Home Care, Inc., a Nevada Corporation, with offices at 762 Summa Avenue Westbury, New York 11590 (collectively, "Sublessee").



     WHEREAS, Sublessee desires to sublease approximately 750 square of rentable space.



     WHEREAS, Sublessor has agreed to sublease the Sublet Premises to Sublessee on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties agree as follows:



     1. Sublet Premises and Equipment



     1.1 In consideration of and subject to the terms, covenants and conditions herein contained and reserved on the part of Sublessee to be kept, observed and performed, Sublessor hereby rents and leases the Sublet Premises to Sublessee and Sublessee hereby hires and takes the Sublet Premises from Sublessor. During the term of this Sublease, Sublessee shall also have the non-exclusive, limited right to use common hallways, bathrooms and elevators located of the Building (the " Areas" for reasonable ingress and egress to and from the Sublet Premises subject to such reasonable rules and regulation established by Owner from time to time

     1.2 Sublessor shall also have the right to use the office furniture, furnishings, equipment and supplies located in the Sublet Premises. Sublessee shall take good care of the Equipment throughout the term hereof and shall maintain the Equipment in good working order, repair and condition throughout the term hereof The Equipment shall not be removed from the Sublet Premises under any circumstances without Sublessor's prior written consent in each instance. Sublessee further acknowledges that the Equipment "as is" and Sublessor makes no warranties, express or implied, concerning the Equipment, including without limitation, any warranty of fitness for a particular purpose or of merchantability. Sublessee hereby waives any claim (including, without limitation, any claim based on strict or absolute liability in tort) it might have against Sublessor for any loss, damage (including without limitation, incidental or consequential damage) or expense caused by the Equipment.

     1.3 Sublessee hereby agrees to accept the Sublet Premises in its "as is" condition without representation or warranty, express or implied, by Sublessor



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     and without recourse to Sublessor. Except as specifically set forth herein,
Sublessor shall not be responsible for any defect in or to the Sublet Premises or any changes therein and the Rent (defined below) shall in no event be withheld, abated or diminished on account of any defect, change or damage to the Sublet Premises.

     2. Prime Lease

     2.1 This Sublease and Sublessee's use of the Sublet Premises is and, at all times shall be, subject and subordinate, in all respects, to the terms and conditions of the Prime Lease. Except as otherwise specifically provided herein, the Sublet Premises are hereby leased pursuant to the terms and conditions of the Prime Lease and Sublessee hereby covenants and agrees to keep and perform each and every covenant, term and condition of Sublessor under the Prime Lease, which relate to the Sublet Premises, except for the payment of base rent as set forth in Section 3(a) and (b) of the Prime Lease. Sublessee hereby covenants and agrees not to take or cause any act to be taken that will constitute a default under the Prime Lease. Sublessor shall have all the rights and benefits of the Landlord under the Prime Lease as the same relates to the Sublet Premises and Sublessee and Sublessee shall have all the rights, benefits and obligations of the of Sublessor, as tenant tinder the Prime Lease as same relates to the Sublet Premises. Any consent or approval relating to the Sublet Premises required of Landlord under Prime Lease shall also require the consent or approval of Sublessor, which consent or approval of Sublessor shall, except as otherwise provided herein, not be unreasonably withheld or delayed.

     2.2 Notwithstanding any contrary provision contained herein, the Prime Lease shall not apply to this Sublease and, Sublessee shall have no rights or obligations thereunder.

     2.3 Sub shall look solely to Landlord for performance of all obligations and the rendition of all services which are the obligations of Landlord under the Prime Lease and Sublessor shall not be responsible therefor. Failure by Landlord to furnish any services or any cessation thereof, shall not render Sublessor liable in any respect for damages to either person or property, nor be construed as an eviction of Sublessee, nor entitle Sublessee to an abatement of the Rent (defined below) payable hereunder, nor relieve Sublessee from fulfillment of any covenant or agreement hereof.

     3. Term

     3.1 The term of this Sublease shall co on March 1,2004 (the " Date"), and shall end and expire on February 29, 2012, unless extended or sooner terminated as hereinafter provided.

     4. Rent

     4.1 Commencing as of the Commencement Date and for the balance of the term of this Sublease, Sublessee covenants and agrees to pay Sublessor, annual base rent ("Base Rent") in the amount $33,000, with no annual increases per year for the entire term of the sublease.

     4.2 Except as otherwise expressly provided herein, Rent is payable at such address as Sublessor may designate in writing from time to time.




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     4.3 The  compensation  payable to  Sublessor  under this  Sublease has been determined by the parties through good-faith and arm's length bargaining to be the fair market value for the leasing of space, equipment and services provided under hereunder. No amount paid or advanced, and no benefit conferred under or in anticipation of, this Sublease is or is intended to be, or is in any way contingent upon, an inducement or payment for a referral of patients by or to Sublessor or Sublessee or any of their affiliates, or as an inducement or payment for the purchasing, leasing, ordering or arranging for, or recommending the purchasing, leasing or ordering of any goods or services.

     5. Use.

     5.1 The Sublet Premises shall be used for medical offices by no more than one (1) clinician or other health care professionals in any single day and for no other purpose or use.

     6. Assignments and Subletting

     6.1 Sublessee shall not assign, mortgage, pledge or encumber this Sublease or any interest hereunder, in whole or in part, and shall not sublet or underlet the Sublet Premises or any part thereof, nor shall Sublessee permit the use of the Sublet Premises in any manner whatsoever by any other parties, without the prior written consent of the Sublessor in each instance. The transfer of control or ownership of Sublessee (whether pursuant to a stock, partnership, membership or other transfer) shall be deemed as assignment of this Sublease requiring Sublessor' consent.

     6.2 Sublessee shall pay to Sublessor, as and when received, any sums received by Sublessee for an assign of this Sublease, or any excess of the rents, additional rents or other amounts received by Sublessee from any subtenant or other occupant for the Sublet Premises over the Rents paid by Sublessee under this Sublease. If the sublease or occupancy right is for less than all of the Sublet Premises, this calculation shall take into account only the portion of the Rents paid by Sublessee as are allocable, on a per square foot basis, to the portion of the Sublet Premises subject to such sublease or occupancy right.

     6.3 If this Sublease is assigned or if all or any part of the Sublet Premises are sublet, Sublessor may collect rent from the assignee or from the subtenant without same constituting Sublessor's consent to such assignment or sublease and without same constituting a waiver of any term, covenant or condition of this Sublease or Sublessor's acceptance of such assignee or subtenant. No assignment, subletting, occupancy or use right shall relieve Sublessee from its obligations under this Sublease.

     7. Utilities and Services

     7.1 Provided Sublessee shall not be in default hereunder, the following specifically described utilities and services shall be furnished by Sublessor to Sublessee during the term of this Sublease:

          (a) Heating and Air Conditioning Heat and air conditioning to the Sublet Premises from 9:00 a.m. until 5:00 p.m, every day except Saturday, Sundays and Holidays (defined below) and from 9:00 a.m. until 12:00 p.m. on Saturdays (collectively, the "Building Hours"), all during the customary periods of the year when and to the extent such services are necessary for the reasonable use of the




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     Sublet  Premises.  For  purposes  hereof,  Holidays  shall  be  defined  as
     Christmas,   New  Year's  Day,  Labor  Day,  July  4th,  Memorial  Day  and
     Thanksgiving; and

          (b) Elevator Service Elevator service during Building Hours for the use of all occupants of the Building, and the employees and invitees of all occupants, provided that Sublessor shall have at least one (1) elevator subject to call at all times; and

          (c)  Electricity  Electric  current  to  the  Sublet  Premises  during
     Building Hours for lighting and ordinary medical equipment and appliances provided Sublessee shall not use any electrical equipment which, in Sublessor's reasonable opinion, will overload the electrical wiring of the Building or interfere with the reasonable use thereof by Sublessor or other occupants in the Building; and

          (d) Hot and Cold Water Hot and cold water to the Premises during Building Hours in reasonable quantities for all normal medical purposes; and

          (e) Utilities and Maintenance of Common Areas Heat, air conditioning, electricity, lighting and maintenance of the Common Areas.

     7.2 Sublessor shall not be held liable and shall have no liability to Sublessee for: (i) any failure of water supply, electric current or any services by any utility company; (ii) injury to person (including death) or damage to property resulting from steam, gas, electricity, water, rain or snow which may flow or leak from any part of the Building, the parking areas, or from any pipes, appliances, plumbing works from the street or subsurface or from any other place; and (iii) temporary interference with lights or other easements.

     8. Insurance

     8.1 At all times during the term hereof, Sublessee shall, at its own cost and expense, provide and keep in full force and effect the policies of insurance required under the Prime Lease and shall name Sublessor as an "additional insured" or "loss payee," as the case may be, thereon. In addition, at all times during the term hereof, Sublessee shall, at its own cost and expense, provide and keep in full force and effect professional liability insurance for each physician employed by, engaged by, or providing services at the Sublet Premises in the minimum amount of $1,000,000 for each occurrence and $3,000,000 in the annual aggregate.

     8.2 Sublessee shall deposit with Sublessor certificates of insurance for all insurance required hereunder prior to Sublessee's possession of the Sublet Premises and at least thirty (30) days prior to the expiration date of any policy, together with satisfactory evidence that the premium thereon has been paid. All of Sublessee's insurance policies shall be with such companies reasonably approved by Sublessor and shall be endorsed to indicate a waiver of subrogation of the insurers against Sublessor. Such insurance policies shall contain a provision requiring thirty (30) days prior written notice to Sublessor in the event of cancellation, termination and non-renewal.

     9. Default

     9.1 Each of the following shall constitute an "Event of Default" under this
Sublease:




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          (a) If  Sublessee  fails to make any  payment  of Rent on the due date hereof or fails to pay or expend promptly when due any sum of money due or required to be paid or expended hereunder and such failure continues for ten (10) days after written notice of default is delivered to Sublessee; or

          (b) If Sublessee fails to comply with any term, covenant or condition herein contained when same are to be performed by Sublessee (other than a covenant for the payment of Rent or to pay or expend any sum of money) and such failure continues for thirty (30) days after written notice of default is delivered to Sublessee; or

          (c) If, at any time during the term hereof, Sublessee shall default or fail to perform or comply with each and every term, covenant and condition of thc Prime Lease as same relates to the Sublet Premises; or

          (d) If any proceedings under the federal bankruptcy laws shall be commenced by or against Sublessee and such proceeding shall not be dismissed within forty-five (45) days of the commencement of such proceeding, or if Sublessee is adjudged insolvent or makes and assignment for the benefit of its creditors, or if a receiver is appointed in any proceeding or action to which Sublessee is a party, with the authority to take possession or control of the Sublet Premises or the assets of Sublessee and such receiver is not discharged within forty- five (45) days after his appointment.

     9.2 If any of the foregoing Events of Default shall occur, Sublessor may give written notice to Sublessee in the manner provided in this Sublease, specifying the respect or respects in which Sublessee shall be in default under the terms of this Sublease and if Sublessee shall not have cured such default within three (3) days after the giving of such notice, then Sublessor may terminate this Sublease by giving notice in writing to the effect that this Sublease shall terminate and end on a day to be named in said notice which day shall be at least three (3) days subsequent to the date of the giving of said notice, and thereupon this Sublease shall terminate and end upon the day named therein as fully and completely as if the expiration of said three (3) days period were the day herein definitely fixed for the end and expiration of this Sublease and the term hereof and Sublessee shall then quit and surrender the Sublet Premises to Sublessor, but Sublessee shall remain liable as herein provided. Sublessee waives all rights to redeem under section 761 of the New York Real Property Actions and Proceedings Law.

     10. Security Deposit

          Waived

     11. Additional Rights of Sublessor

     11.1 Sublessor shall have all of the following rights, which shall be in addition to and not in li of all other rights of Sublessor, and which shall be subject to exercise without notice except as specifically provided, and which shall not be deemed to constitute an eviction or disturbance of Sublessee's use or possession of the Sublet Premises or to give rise to any claim for set-off or reduction or abatement of Rent or other charges:



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          (a) to install,  affix and maintain signs on the exterior and interior of the Building and the Common Areas; and/or

          (b) to close the Building or the Common Areas after Building Hours and deny access thereto to all persons, including Sublessee and its employees and invitees; and/or

          (c) to take any and all reasonable measures, including inspections and repairs, as may be necessary or desirable in the operation and protection of the Building, the Common Areas and the Sublet Premises; provided, however, Sublessor shall take reasonable measures to minimize interference with the conduct of Sublessee's business in the Sublet Premises; and/or

          (d) to install and maintain pipes, ducts, conduits, wires and structural elements located in the Sublet Premises that serve other parts or other tenants or occupants of the Building and/or the Common Areas; provided, however, Sublessor shall take reasonable measures to minimize interferences with the conduct of Sublessee's business in the Sublet Premises.

     12. Quiet Enjoyment

     12.1 Upon payment of the Rent and the performance of all the terms, covenants and conditions of this Sublease on Sublessee's part to be performed, Sublessee may peaceably and quietly enjoy the Premises without disturbance from Sublessor or from any other person claiming through Sublessor, subject, however, to the terms hereof.

     13. General Provisions

     13.1 Sublessee and Sublessor warrant and represent to each other that neither has dealt directly or indirectly with any broker in connection with this Sublease and that this Sublease has not been brought about as a result of the efforts of any real estate broker or agent. Sublessee shall hold Sublessor harmless against any claims for brokerage commission arising out of any conversations or negotiations had by Sublessee with any broker with respect to this Sublease or the Sublet Premises.

     13.2 The parties expressly agree that no party is obligated by the terms hereof or otherwise to refer patients to any other party and no part of the Rent or other consideration paid and received hereunder is in exchange for the referral of patients or the promise to make such referral. Decisions regarding the referral of patients will be based solely upon the health care needs and wishes of the patient, and the independent medical judgment of the physician or other health care provider treating such patient.

     13.3 This Sublease may be executed by the parties hereto in counterparts and each such counterpart, when taken together, shall constitute a single binding agreement.

     13.4 The captions or titles to the various sections of this Sublease are for convenience and ease of reference only and do not define, limit, augment or describe the scope, content or intent of this Sublease or of any parts thereof.

     13.5 Each and every covenant and condition of this Sublease shall be binding upon and shall inure to the benefit of the successors and assigns of the





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parties  hereto,  but this Section shall in no way validate an assignment of all or any part of this Sublease which is invalid under other provisions hereof. The invalidity or illegality of any provisions of this Sublease shall not affect the remaining provisions thereof.

     13.6 Any notice or demand provided for in this Sublease shall be in writing and shall be deemed delivered either: (i) when delivered in person to the recipient thereof; or (ii) on the date shown on the return receipt after deposit, or should the recipient thereof fail to sign the return receipt, then three days after deposit with a nationally recognized overnight carrier or in the United States mail in a sealed envelope or container, registered or certified and postage prepaid, and addressed to the party to whom notice is hereby given at the address listed above or to such other address as maybe supplied by such party in writing.

     13.7 Notwithstanding anything to the contrary herein, Sublessee shall look solely to the interest of Sublessor in the Building for satisfaction of any remedy it may have hereunder or in connection herewith and shall not look to any other assets of Sublessor or of any other person, firm or corporation. There shall be absolutely no personal liability on the part of any present or future officer, director, trustee, employee, member or affiliate of Sublessor with respect to any obligation hereunder or in connection herewith.



     IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first above written.



SUBLESSOR:                 ProHEALTH CORP.



By:      /s/      Robert Russo
        --------------------------------
Name:             Robert Russo
        --------------------------------
Title:            Director of Marketing
        --------------------------------


SUBLESSEE:        Critical Home Health Care, Inc.



By:      /s/      David S. Bensol
        --------------------------
Name:             David S. Bensol
        --------------------------
Title:            President
        --------------------------